                                                                    EXHIBIT 99.1

     NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAW, AND NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE 1933 ACT OR SUCH SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     THIS WARRANT IS TRANSFERABLE ONLY UPON THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                                 SERACARE, INC.

                        WARRANT TO PURCHASE COMMON STOCK


No. W-Q                                                  Date: November 20, 2000

                 EXERCISABLE COMMENCING ON THE DATE OF ISSUANCE
                    HEREOF AND ENDING ON THE EXPIRATION DATE

     SeraCare, Inc., a Delaware corporation (the "COMPANY"), certifies for value received that Quest Diagnostics Incorporated is, subject to and in accordance with the terms and conditions herein set forth, the registered holder ("WARRANTHOLDER") of a warrant to purchase up to One Million Seven Hundred Forty Eight Thousand Six Hundred Five (1,748,605) shares (as adjusted from time to time in accordance with this Warrant) (the "WARRANT SHARES"), of the Company's common stock, $0.001 par value ("COMMON STOCK"), at an exercise price determined as provided hereinafter (such exercise price per share as adjusted from time to time being referred to herein as the "EXERCISE PRICE"), at any time prior to the Expiration Date (as defined in SECTION 1) at the Company's principal executive office, with the appropriate form of Notice of Exercise set forth herein, duly executed and by paying in full the Exercise Price, plus transfer taxes, if any payable by Warrantholder in accordance with Section 9, in the manner set forth in SECTION 1.

     1. VESTING; EXERCISE; EXPIRATION AND TERMINATION.

          1.1 This Warrant shall vest in four equal annual installments with the first installment vesting on January 1, 2002, the second installment vesting on January 1, 2003, the third installment vesting on January 1, 2004 and the fourth installment vesting on January 1, 2005. This Warrant has been issued in connection with a Collaboration Agreement, dated as of January 1, 2001, between the Company and the Warrantholder (the "COLLABORATION AGREEMENT"). In the event that the Collaboration Agreement is terminated prior to January 1, 2005, the unvested portion of this Warrant, as of the date of such termination, shall also terminate.

          1.2 Subject to adjustment pursuant to SECTION 3, the initial Exercise Price shall be $4.01.

          1.3 The vested portion of this Warrant, as determined pursuant to
SECTION 1.1, may be exercised from time to time, in whole or in part, at the Company's principal executive office from the date hereof until 5:00 p.m., Los Angeles, California time on January 1, 2011 (the "EXPIRATION DATE"), by delivering a duly completed and executed Notice of Exercise in the form attached hereto (indicating the number of the Warrant Shares to be purchased) and paying (subject to Section 1.8) the applicable Exercise Price, plus transfer taxes, if any payable by Warrantholder in accordance with Section 9, of the Warrant Shares so purchased.

          1.4 The Exercise Price shall be payable, at the option of the Warrantholder, (i) by cash, cashier's check or wire transfer or (ii) by net issue exercise as provided in SECTION 1.5.

          1.5 In lieu of payment of the Exercise Price by cash, cashier's check or wire transfer, the Warrantholder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Warrantholder elects to exchange this Warrant as provided in this SECTION 1.5, the Warrantholder will tender to the Company the Warrant for the amount being exchanged, along with written notice of the Warrantholder's election to exchange some or all of the Warrant, and the Company will issue to the Warrantholder the number of shares of the Common Stock computed using the following formula:

               X = Y (A-B)
                  ---------
                      A

               Where X = the number of shares of Common Stock to be issued to the Warrantholder;

               Y       = the number of shares of Common Stock purchasable under
                         the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

               A       = the Fair Market Value (as defined in SECTION 1.6) of
                         one share of the Common Stock; and

               B       = Exercise Price (as adjusted to the date of such
                         calculation).

          All references herein to an "exercise" of the Warrant will include an exchange pursuant to this SECTION 1.5.

          1.6 "Fair Market Value" of a share of Common Stock as of a particular date means:

          (A) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value will be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

          (B) If actively traded over-the-counter, the Fair Market Value will be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

          (C) If there is no active public market, the Fair Market Value will be the value thereof as determined in good faith by the audit committee of the Board of Directors of the Company.

          1.7 "Easy Sale" Exercise. In lieu of the payment methods set forth in Sections 1.4 and 1.5 above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Warrantholder may pay the Exercise Price through a "same day sale" commitment from the Warrantholder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Warrantholder irrevocably elects to exercise this Warrant and to sell at least that number of Warrant Shares so purchased to pay the Exercise Price for all of the Warrant Shares so purchased and the Warrantholder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Shares to forward the Exercise Price directly to the Company, with any sale proceeds in excess of the Exercise Price being for the benefit of the Warrantholder.

          1.8 HSR Act. The Company hereby acknowledges that exercise of this Warrant by Warrantholder may subject the Company and/or the Warrantholder to the filing requirements of the HSR Act and that Warrantholder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date the Warrantholder has sent the Notice of Exercise to Company and the Warrantholder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Warrantholder will be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

          1.9 Effective Date of Exercise. This Warrant will be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if the Warrantholder is subject to HSR Act filing requirements this Warrant will be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant will be treated for all purposes as the holder of record of such shares as of the close of business on the date the Warrantholder is deemed to have exercised this Warrant.

          2. ISSUANCE OF SHARE CERTIFICATES. Subject to SECTION 1.1, upon surrender of this Warrant, delivery of a duly completed and executed form of Notice of Exercise and payment of the applicable Exercise Price, the Company shall issue certificates representing the Warrant Shares ("SHARE CERTIFICATES") in the name of the tendering Warrantholder or its designee and deliver the Share Certificates to the tendering Warrantholder or its designee. In case of any partial exercise of this Warrant, the Company will cancel this Warrant upon surrender hereof and will execute and deliver a new Warrant of like tenor and date for the balance of the Warrant

Shares purchasable hereunder. If the securities of the Company deliverable upon exercise of this Warrant have not been registered for resale under the 1933 Act, any Share Certificate delivered shall bear appropriate private placement legends thereon, including, without limitation, a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED OR OTHERWISE
         DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE 1933 ACT OR SUCH SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          3. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events specified in this SECTION 3.

               3.1 ADJUSTMENTS FOR STOCK SPLITS AND COMBINATIONS. If, while this Warrant is outstanding, the Company effects a subdivision of the outstanding Common Stock, the Exercise Price then in effect shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding Common Stock, and conversely, if, while this Warrant is outstanding, the Company combines the outstanding Common Stock, the Exercise Price then in effect shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding Common Stock. Any adjustment under this SECTION 3.1 shall become effective as of the record date for such event and if such subdivision or combination is not consummated in full the Exercise Price and the number of Warrant Shares shall be readjusted accordingly. For purposes of this SECTION 3.1, a stock dividend shall be considered a stock split.

               3.2 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Warrant Shares issuable upon exercise of this Warrant are changed into the same or a different number of shares of the same or any other class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares provided for in SECTION 3.1 or a capital reorganization, merger or consolidation provided for in SECTION 3.3), or if all or any portion of the class of securities then purchasable by this Warrant are redeemed or cease to exist, then and in any such event the Warrantholder shall have the right thereafter, upon exercise of this Warrant, to receive in lieu of Warrant Shares the kind and amount of stock and other securities or property receivable upon such reclassification or other change, in an amount equal to the amount that the Warrantholder would have been entitled to had this Warrant been exercised to such extent prior to such event, and the Exercise Price shall be proportionally adjusted, all subject to further adjustment as set forth herein.

               3.3 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another person or entity, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision will be made so that the holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor person or entity resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 3. The foregoing provisions of this SECTION 3.3 will similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other person or entity that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration will be determined in good faith by the audit committee of the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the audit committee of the Company's Board of Directors) will be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the transaction, to the end that the provisions of this Warrant will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. For the avoidance of doubt, the vesting (pursuant to SECTION 1.1) of the unvested portion of this Warrant shall not accelerate upon any event described in this SECTION 3.3.

               3.4 ADJUSTMENT FOR ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. Except as otherwise provided in this SECTION 3.4, if the Company issues any Additional Stock (as hereinafter defined) without consideration or for a consideration per share less than $3.61 (the "TRIGGER PRICE") (such price to be adjusted as appropriate to reflect the occurrence of any of the events contemplated in SECTION 3), the Exercise Price in effect immediately prior to such issuance and the number of Warrant Shares issuable upon the exercise of this Warrant will be adjusted as follows:

          (A) The Exercise Price will be adjusted to equal (i) the Exercise Price for which this Warrant is exercisable prior to the adjustment; (ii) multiplied by a fraction, (x) the numerator of which is the sum of the number of shares of Common Stock outstanding (assuming the exercise or conversion of all options, warrants and convertible securities then outstanding) immediately prior to the issue or sale plus the aggregate number of shares in the new issue that could have been bought at the Trigger Price, and (y) the denominator of which is the number of shares of Common Stock outstanding (assuming the exercise or conversion of all options, warrants and convertible securities then outstanding) immediately prior to the issue or sale plus the number of additional shares of Common Stock issued.

          (B) The number of Warrant Shares issuable upon the exercise of this Warrant will be adjusted to equal the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such issue or sale, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to the issue or sale, and (ii) the denominator of which is the Exercise Price after giving effect to the adjustment set forth in SECTION 3.4(A) above.

          (C) In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the audit committee of the Company's Board of Directors.

          (D) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this SECTION 3.4:

          (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock will be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in SECTION 3.4(C)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

          (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof will be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in SECTION 3.4(D)).

          (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant, to the extent in any way affected by or computed using such options, rights or securities, will be recomputed to reflect such change, but no further adjustment will be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

          (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, will be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

          (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to SECTIONS 3.4(D)(1) and (2) will be appropriately adjusted to reflect any change, termination or expiration of the type described in either of SECTIONS 3.4(D)(3) and (4).

          (E) "Additional Stock" means any shares of Common Stock issued (or deemed to have been issued pursuant to SECTION 3.4(D) by the Company after the date of this Warrant) other than:

          (1) Common Stock issued pursuant to a transaction described in SECTION 3.1, SECTION 3.2 or SECTION 3.3 hereof;

          (2) Common Stock issuable or issued to employees, consultants, or directors of the Company directly or pursuant to a stock option plan, restricted stock plan or similar plan or agreement;

          (3) Common Stock, or securities exercisable for or convertible into Common Stock, issued pursuant to an underwritten public offering;

          (4) Common Stock, or securities exercisable for or convertible into Common Stock, issued pursuant to asset or company acquisitions; or

          (5) Common Stock issuable upon exercise or conversion of options, warrants, or other securities outstanding as of the date of this Warrant.

               3.5 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company will make or issue, or will fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in: (i) securities of the Company (other than a stock dividend for which adjustment is made pursuant to SECTION 3.1) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Warrantholder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, will receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Warrantholder would have been entitled upon such date if such Warrantholder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by SECTION 3.

               3.6 DETERMINATION OF ADJUSTMENT. Any determination as to whether an adjustment is required to be made under SECTION 3 to (i) the Exercise Price in effect hereunder, (ii) the number of Warrant Shares issuable upon exercise of this Warrant, or (iii) as to the amount of any such adjustment described in clauses (i) or (ii) of this SECTION 3.6, shall be binding upon the Warrantholder and the Company if made in good faith by the audit committee of the Company's Board of Directors.

          4. FRACTIONAL WARRANTS AND FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant or issue fractions of warrants on any distribution of warrants to the Warrantholder or distribute warrant certificates that evidence fractional warrants. If more than one warrant shall be presented for exercise in full at the same time by the same Warrantholder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock represented by the warrants so presented. If any fraction of a share would, except for the provisions of this SECTION 4, be issuable on the exercise of any warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the same fraction of the then current fair market value of a full share of Common Stock.

          5. EXCHANGE OF WARRANT. This Warrant may be divided or combined upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Warrant Shares. Unless the context indicates otherwise, the term "WARRANTHOLDER" shall include any permitted transferee or transferees of this Warrant and the term "WARRANT" shall include any and all warrants issued upon division, exchange, substitution or transfer of this Warrant.

          6. MUTILATED OR MISSING WARRANT. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and an indemnity, if requested, reasonably satisfactory to the Company. The applicant shall also comply with such other reasonable regulations and pay such other reasonable administrative charges as the Company may prescribe.

          7. NO IMPAIRMENT. The Company will not hereafter reorganize, dissolve or take any other voluntary action, a primary purpose or effect of which is to avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

          8. RESERVATION AND ISSUANCE OF WARRANT SHARES. The Company represents and warrants that (i) there have been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized capital a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant, and (ii) the Common Stock issued upon exercise of this Warrant will, upon issuance in accordance with the terms of this Warrant, be duly and validly issued, fully paid and nonassessable shares of Common Stock.

          9. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Common Stock issuable upon the exercise of this Warrant; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or other charges that may be payable in respect of any transfer involved in the issuance of any warrants or any Share Certificates in a name other than that of the Warrantholder of record, and the Company shall not be required to issue or deliver such Share Certificates unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

         10. RESTRICTIONS ON TRANSFER; ACCREDITED INVESTOR REPRESENTATIONS.

               10.1 This Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of except with the prior written consent of the Company; provided that Quest Diagnostics Incorporated may transfer this Warrant to an Affiliate (as such term is defined in the Collaboration Agreement) of Quest Diagnostics Incorporated, without the prior written consent of the Company, so long as such transfer is made in compliance with applicable securities laws. In addition to the restrictions on transfer of the Warrant in the preceding sentence, absent an effective registration statement under the 1933 Act (and/or compliance with any applicable state securities law registration requirements) covering the disposition of this Warrant or the Warrant Shares issued or issuable upon exercise of this Warrant, neither this Warrant nor the Warrant Shares issued or issuable upon exercise of this Warrant may be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with evidence reasonably satisfactory to the Company that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of applicable federal and state securities laws and regulations.

               10.2 The Warrantholder, by its acceptance hereof, represents, warrants, covenants and agrees, and upon the exercise of this Warrant shall be deemed to have represented, warranted, covenanted and agreed as of the date of such exercise, that (i) the Warrantholder has sufficient knowledge of the business and affairs of the Company and the Company has made available to the Warrantholder or its agents all documents and information relating to an investment in the Warrant Shares requested by or on behalf of the Warrantholder;
(ii) the Warrantholder is acquiring the Warrant Shares for investment for its own account, and not with a view to or for sale in connection with any distribution thereof; (iii) the Warrantholder understands that the Warrant Shares to be purchased have not been registered pursuant to the 1933 Act or any state securities laws, and the offer and sale of the Warrant Shares is intended to be exempt from registration under the 1933 Act and under applicable state securities laws, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Warrantholder's representations as expressed herein; (iv) the Warrantholder was not organized or reorganized for the purpose of purchasing the Warrant or the Warrant Shares; (v) if the Warrant Shares are not listed for trading on a national securities exchange or quoted on The Nasdaq Stock Market, the Warrantholder understands that no public market exists for the Warrant Shares and that there is no assurance that a public market will ever exist for the Warrant Shares; (vi) the Warrantholder has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Warrant Shares, and the Warrantholder is capable of bearing the economic risks of such investment, including the risk of loss of its entire investment in the Warrant Shares; and (vii) the Warrantholder is an "accredited investor" as defined in Rule 501 promulgated by the Securities Exchange Commission under the 1933 Act.

          11. NO RIGHTS AS A SHAREHOLDER. Nothing contained herein shall be construed as conferring upon the Warrantholder any rights whatsoever as a shareholder of the Company, including the right to vote, to receive dividends, to consent or to receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business, as an entirety) shall be proposed, then the Company shall give notice in writing of such event to the Warrantholder at least 15 days prior to the date fixed as a record date or the date of closing the transfer books or other applicable date with respect thereto. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

          12. "MARKET STAND-OFF" AGREEMENT. Warrantholder hereby agrees that it will not, to the extent requested by the Company and an underwriter of the Common Stock (or other securities of the Company), sell or otherwise transfer or dispose of any Warrant Shares in a market transaction during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided that the foregoing restrictions shall apply to Warrantholder only if all officers and directors of the Company enter into similar agreements. The underwriters in connection with an underwritten public offering by the Company are intended third party beneficiaries of this SECTION 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Warrant Shares until the end of the 180-day period.

          13. NOTICE. Any notice or other communication hereunder must be given in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or the Warrantholder as follows:

          IF TO WARRANTHOLDER, ADDRESSED TO:

          Quest Diagnostics Incorporated
          One Malcolm Avenue
          Teterboro, NJ 07608
          Attn: Jeanne C. Serocke
          Facsimile No:  (201) 462-6979

          IF TO THE COMPANY, ADDRESSED TO:

          SeraCare, Inc.
          1925 Century Park East, Suite 1970
          Los Angeles, California 90067
          Attn: President
          Facsimile No:  (310) 772-7770

          14. SUPPLEMENTS AND AMENDMENTS. Neither this Warrant nor any term hereof may be changed or waived except pursuant to an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

          15. SUCCESSORS. All the representations, warranties, agreements, covenants and provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective permitted successors and assigns hereunder.

          16. GOVERNING LAW. This Warrant shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

          17. BENEFITS OF THIS WARRANT. Nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

          18. INVALIDITY OF PROVISIONS. If any provision of this Warrant is or becomes invalid, illegal or unenforceable in any respect, such provision shall be deemed amended to the extent necessary to cause it to express the intent of the parties to the maximum possible extent and be valid, legal and enforceable. The invalidity or deemed amendment of such provision shall not affect the validity, legality or enforceability of any other provision hereof.

          19. SECTION HEADINGS. The section headings contained in this Warrant are for convenience only and shall be without substantive meaning or content.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the day and year first above written.

                                  SERACARE, INC.


                                  By: /s/ BARRY PLOST
                                     -------------------------------------------
                                  Name:  Barry Plost
                                  Title: President and Chief Executive Officer



ACCEPTED AND AGREED TO:

QUEST DIAGNOSTICS INCORPORATED


By: /s/ KENNETH R. FINNEGAN
   ---------------------------
Name:  Kenneth R. Finnegan
Title: Corporate Vice President, Business Development

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                    (TO BE EXECUTED UPON EXERCISE OF WARRANT)

[    ]                                                           WARRANT NO. ___

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of SeraCare, Inc., as provided for therein, and (check the applicable box):

     /_/ Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

     /_/ Elects the Net Issue Exercise option pursuant to Section 1.5 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

              X = Y (A-B)               (       ) =  (____) [(_____) - (_____)]
                  -------
                     A                                            (_____)

           Where X = the number of shares of Common Stock to be issued to Warrantholder.

                 Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                 A = the Fair Market Value of one share of the Company's Common
                     Stock.

                 B = Exercise Price (as adjusted to the date of such
                     calculation).

          Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

          Name:
               ------------------------------------

          Address:
                  ---------------------------------

Warrantholder:

-------------------------------------
Print name

                                             Executed as of          ,     .
-------------------------------------                      ----------  ----
Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant tendered with this Notice of Exercise.)

                                      A-1